                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]
Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240-14a-11(c) or Section
         240-14a-12

                                 WT Mutual Fund
________________________________________________________________________________

                (Name of Registrant as Specified in its Charter)
________________________________________________________________________________

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)       Title of each class of securities to which transaction
                  applies:
                  ______________________________________________________________

         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________________

         5)       Total fee paid:
                  ______________________________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:_______________________________________

         2)       Form, Schedule or Registration Statement No.:_________________

         3)       Filing Party:_________________________________________________

         4)       Date Filed:___________________________________________________

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                                 JUNE 28, 2004

Dear Shareholder:

            A special meeting of shareholders of Wilmington Large Cap Strategic Allocation Fund (the "Portfolio") of WT Mutual Fund (the "Fund") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on July 29, 2004, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

            We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

            Your vote is very important to us. If we do not hear from you by July 22, 2004, a representative of the Fund or RSMC may contact you.

            Thank you for your response and for your continued investment with the Fund.

                                    Sincerely,

                                    Robert J. Christian
                                    President and Chief Executive Officer
                                    WT Mutual Fund

                                 WT MUTUAL FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                                  TO BE HELD ON

                                  JULY 29, 2004

            Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Large Cap Strategic Allocation Fund (the "Portfolio") of WT Mutual Fund (the "Fund") will be held at the offices of the administrator of the Fund, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on July 29, 2004, at 10:00 a.m., Eastern time, for the following purposes:

            (1) To approve a new investment sub-advisory agreement among WT Investment Trust I, on behalf of the Large Cap Multi-Manager Series, RSMC, and First Quadrant, LP; and

            (2) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

            Shareholders of record of the Portfolio on June 15, 2004, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

            Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Leah M. Anderson
                             Secretary

June 28, 2004

                                   IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                               DATED JUNE 28, 2004

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  JULY 29, 2004

            This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Fund"), on behalf of the Wilmington Large Cap Strategic Allocation Fund (the "Portfolio") for use at the special meeting of shareholders of the Portfolio to be held at the offices of the Fund's administrator, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on July 29, 2004, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Portfolio on or about June 28, 2004.

            THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF THE PORTFOLIO, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND, C/O PFPC INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

            The Meeting is being called in order to ask shareholders of the Portfolio to consider and vote on the following proposals:

            PROPOSAL 1:       To approve a new investment sub-advisory agreement
                              among WT Investment Trust I (the "Trust"), on behalf of the Large Cap Multi-Manager Series (the
                              "Series"), RSMC, and First Quadrant, LP (the
                              "First Quadrant Agreement"); and

            PROPOSAL 2:       To transact such other business that may properly
                              come before the Meeting, or any adjournments thereof.

            The Fund is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders. The Portfolio seeks to achieve its investment objective by allocating substantially all of its assets among two or more affiliated mutual funds. Currently, the Portfolio allocates a substantial portion of its assets to the Series. At the moment, the Portfolio owns substantially all of the outstanding shares of the Series. In light of the Portfolio's ownership in the Series, the Board of Trustees of the Fund has determined to request approval of the First Quadrant Agreement by shareholders of the Portfolio. If there is a negative vote for Proposal 1, the Board of Trustees will consider other alternatives including having RSMC manage a portion of the Series assets directly until the Board of Trustees determines what further action, if any, would be in the best interests of the Portfolio's shareholders. In the future, any proposals, including the approval of investment advisory and sub-advisory agreements of the Series, will not be presented to shareholders of the Portfolio for approval unless applicable law requires such shareholder approval or it is determined by the Board of Trustees that shareholder approval is desirable. As a shareholder of the Series, the Portfolio is entitled to vote on such matters. Therefore, as indirect shareholders of the Series, shareholders of the Portfolio are being asked to vote on matters affecting the Series. Shares of the Series will be voted in the same proportion as the votes received by the Portfolio.

            Each Trustee of the Fund is also a Trustee of the Trust. In the discussion contained in this proxy statement, for simplicity, any action taken by the Board of Trustees of the Trust is also considered to be an action taken by the Board of Trustees of the Fund. Therefore, as used in this proxy statement, the terms "Board of Trustees," "Board" and "Trustees" shall refer to members of the Board of Trustees of both the Trust and the Fund, unless stated otherwise.

                                     * * *

                                    OVERVIEW

            The Series is a multi-manager fund that has retained an adviser and sub-advisers to manage and make decisions with respect to the Series' assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Series and the Portfolio pursuant to investment management agreements with the Trust and the Fund, respectively. RSMC also serves as the administrator to the Series and the Portfolio.

            As investment adviser to the Portfolio, RSMC allocates the assets of the Portfolio among two or more affiliated mutual funds, including the Series. As investment adviser to the Series, RSMC has overall responsibility for the general management and day-to-day operations of the Series but has retained investment sub-advisers to make the investment decisions for the Series' assets. RSMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Series' needs and each sub-adviser's skills and abilities on an ongoing basis. Currently, RSMC allocates the Series' assets between two sub-advisers: Armstrong Shaw Associates Inc. ("ASA") and Montag & Caldwell, Inc. ("M&C").

            At the May 20, 2004 meeting of the Board of Trustees, RSMC reported that they had conducted an analysis of the Series, its structure and its current sub-advisers to which RSMC allocates the Series' assets. Based on their analysis of the Series, RSMC recommended that an additional sub-adviser be approved by the Board and recommended to shareholders for their approval. RSMC believes that the addition of First Quadrant, LP ("First Quadrant") will improve the performance of the Series by providing risk-controlled active management.

            The addition of First Quadrant as a sub-adviser to the Series will not increase either the total management fees payable by the Series or the annual operating expenses of the Portfolio. RSMC does not receive an advisory fee for services provided to the Portfolio. However, RSMC receives an advisory fee of 0.40% of annual average net assets as investment adviser to the Series. In addition, ASA and M&C receive a sub-advisory fee of up to 0.50% and 0.65%, respectively, of the annual average net assets allocated to them by RSMC. Accordingly, total management fees of the Series currently fluctuate between 0.90% and 1.05% of the Series' annual average net assets depending on RSMC's asset allocation decisions between ASA and M&C. RSMC has also contractually agreed to reimburse the Fund for other expenses to the extent such other expenses together with the Series' expenses exceed 1.00% of annual average net assets until July 1, 2006.

            If the First Quadrant Agreement is approved by the shareholders of the Portfolio, First Quadrant will be entitled to receive 0.50% of annual average net assets allocated to them by RSMC. As currently is the case, total management fees of the Series will not exceed 1.05% of the Series' annual average net assets regardless of the allocation of the Series' assets among First Quadrant, ASA and M&C.

            Based on RSMC's findings and recommendation, the Board including those Trustees who are not "interested persons" of the Trust approved the appointment of First Quadrant as a sub-adviser to the Series, contingent upon shareholder approval, and recommended the approval of the First Quadrant Agreement to shareholders of the Portfolio.

                                     * * *

                             EVALUATION BY THE BOARD

            The Board of Trustees determined that the terms of the First Quadrant Agreement are fair and reasonable and that approval of the First Quadrant Agreement is in the best interests of the Portfolio and its shareholders. In determining whether to approve the First Quadrant Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by RSMC and First Quadrant, including information regarding First Quadrant's investment performance, personnel, operations and financial condition. The Board evaluated the above-referenced information and considered, among other things, the following:

            (i) the First Quadrant Agreement, including its terms relating to services to be provided thereunder by First Quadrant and the fees and expenses payable by the Series;

            (ii) the financial strength and resources of First Quadrant and its commitment to asset management growth;

            (iii) whether the sub-advisory fees payable to First Quadrant are fair and reasonable in light of the services expected to be provided and whether comparable fees are paid by similar mutual funds;

            (iv) the fact that the Portfolio's total annual operating expenses would not increase as a result of the addition of First Quadrant as a sub-adviser to the Series;

            (iv) the code of ethics of First Quadrant and whether such code was consistent with Rule 17j-1 of the Investment Company Act of 1940, as amended (the "1940 Act") and with the code of ethics of the Trust and the Fund; and

            (v) the compliance history, reputation, qualifications and background of First Quadrant.

            After considering and evaluating all of the information available to the Board, a majority of the Board, including the Independent Trustees, unanimously approved the First Quadrant Agreement contingent upon approval of the shareholders of the Portfolio. Although not required to seek the approval of the Portfolio's shareholders, the Board determined to solicit shareholder approval of the First Quadrant Agreement because the Portfolio currently owns approximately 100% of the Series. In the future, any proposals, including the approval of investment advisory and sub-advisory agreements of the Series, will not be presented to shareholders of the Portfolio for approval unless applicable law requires such shareholder approval or it is determined by the Board of Trustees that shareholder approval is desirable.

            If approved by shareholders, the First Quadrant Agreement would take effect shortly after shareholder approval. However, if shareholders of the Portfolio do not approve the First Quadrant Agreement, RSMC will consider, among other alternatives, managing a portion of the Series' assets itself until the Board of Trustees determines what further action, if any, would be in the best interests of the Portfolio's shareholders, including the solicitation and request for proposals by other registered investment advisers to sub-advise a portion of the Series' assets consistent with the Series' investment objective, strategies, policies and limitations.

                                     * * *

                                   PROPOSAL 1:
                    APPROVAL OF THE FIRST QUADRANT AGREEMENT

            In order for First Quadrant to serve as a sub-adviser to the Series, shareholders of the Portfolio are being asked to approve the First Quadrant Agreement. The form of the First Quadrant Agreement as approved by the Trustees is attached as Exhibit A. Information about First Quadrant and a summary of the substantive terms of the First Quadrant Agreement are provided below.

INFORMATION ABOUT FIRST QUADRANT

            First Quadrant is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. As of May 31st, 2004, First Quadrant had assets and overlays under management of approximately $18.7 billion. First Quadrant was founded in 1988. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. The name and principal occupation of the partners and principal executive officers of First Quadrant are as follows:

                              Position with
          Name                First Quadrant                    Principal Occupation
------------------------      --------------       ----------------------------------------------
R. Max Darnell,               Partner              Chief Investment Officer, Director of Research
Christopher G. Luck, CFA      Partner              Director of Equity Products
Curt J. Ketterer              Partner              Chief Operating Officer
Todd Miller                   Partner              Director of Derivative Products
Rick Roberts                  Partner              Director of Marketing
Tim Meckel                    Partner              Director of Client Services
Jia Ye, Ph.D.,                Director             Equity Research
Andrew L. Berkin, Ph.D.       Director             Equity Research

            First Quadrant acts as an investment adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Series. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to First Quadrant for its services, are set forth below:

                                              Assets Under    Compensation as a
             Name of Fund                      Management    Percentage of Assets
---------------------------------------       ------------   --------------------
First Quadrant Tax Managed Equity Fund,
a series of the Managers AMG Funds            $ 50,112,627            0.85%
Fremont Global Fund                           $ 49,696,807            0.35%
Fremont Structured Core Fund                  $ 73,792,952            0.35%

            If the First Quadrant Agreement is approved by shareholders, First Quadrant will manage a portion of the Series' assets. In doing so, First Quadrant will use a proprietary quantitative analytical model to construct the Series' investment portfolio to reflect the characteristics of the S&P 500 Index, the Series benchmark index, and will combine a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis will consist of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant will modify the industry weightings in the Series' portfolio relative to the S&P 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Series' exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks will be selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.

            First Quadrant will manage the portion of the Series' portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant will apply a variety of tax-sensitive investment techniques, including:
(i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

            With respect to the portion of the Series' assets allocated to First Quadrant, Christopher G. Luck and R. Max Darnell are expected to serve as the lead portfolio managers. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of its predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

SUMMARY OF THE FIRST QUADRANT AGREEMENT

            The proposed First Quadrant Agreement is attached hereto as Exhibit
A. A description of the proposed First Quadrant Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

            General. Under the terms of the First Quadrant Agreement, First Quadrant shall be responsible for managing the Series' assets or that portion of the Series' assets that it has been allocated to manage by RSMC. In providing investment management services to the Series, First Quadrant determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Series' registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

            The First Quadrant Agreement states that First Quadrant will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions First Quadrant effects on behalf of the Series, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

            Brokerage Commissions and Portfolio Transactions. First Quadrant places orders for portfolio transactions on behalf of the Series with issuers, underwriters or other brokers and dealers, which brokers and dealers may be selected by RSMC under authority retained by it. When it can be done consistently with the policy of obtaining best execution, First Quadrant may place such orders with brokers and dealers who supply research, market and statistical information to the Series, to RSMC or to First Quadrant, provided that, if RSMC has selected the brokers and dealers with whom First Quadrant places orders, RSMC shall be responsible for obtaining best execution. First Quadrant is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transaction will be supervised by RSMC or, if authorized by RSMC, First Quadrant.

            Compensation Paid. For services rendered, the Series will pay First Quadrant a sub-advisory fee, which is accrued daily and payable monthly. First Quadrant will receive an annual fee calculated on the average daily net asset value of the Series Account at the rate determined as follows: 0.50% at the first $75 million of the assets managed by the Sub-Adviser including the Series Account and similarly managed assets of the Sub-Adviser in the accounts of clients of the Adviser or any of the Adviser's affiliates (the "Sub-Adviser's AUM"); 0.35% at the next $75 million of the Sub-Adviser's AUM; 0.30% at the next $150 million of the Sub-Adviser's AUM; and 0.21% at the Sub-Adviser's AUM over $300 million. The addition of First Quadrant as a sub-adviser to the Series will not increase either the total management fees payable by the Series or the annual operating expenses of the Portfolio. As currently is the case, total management fees of the Series will not exceed 1.05% of the Series' annual average net assets regardless of the allocation of the Series' assets among First Quadrant and the Series' other sub-advisers, ASA and M&C.

            Liability of the First Quadrant. The First Quadrant Agreement provides that First Quadrant shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of First Quadrant in the performance of its duties or from reckless disregard by First Quadrant of its obligations and duties under such agreement.

            Term. If the First Quadrant Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Series, and, in either case (ii) by a majority of the Trustees who are not parties to the First Quadrant Agreement or interested persons of any such party (other than as Trustees of the Trust).

            Termination of the Agreement. Under the terms of the First Quadrant Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Series, may agree to terminate the First Quadrant Agreement either by the vote of a majority of the outstanding voting securities of the Series or by the vote of the Board of the Trust. The First Quadrant Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

            Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at a meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
       PORTFOLIO VOTE "FOR" THE APPROVAL OF THE FIRST QUADRANT AGREEMENT.

                                     * * *

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

            The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

            Distributor                                 Professional Funds
                                                        Distributor, LLC

            Administrator                               RSMC

            Sub-Administrator, Accounting Agent and     PFPC Inc.
            Transfer Agent

            Custodian                                   Wilmington Trust Company

            Sub-Custodian                               PFPC Trust Company

            Independent Auditors                        Ernst & Young LLP

            Legal Counsel                               Pepper Hamilton LLP

            Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

            Shareholders are entitled to one vote for each Portfolio share held on the close of business on June 15, 2004 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Series. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

            If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact ADP toll-free at 1-(800) 454-8683.

REVOCATION OF PROXY

            Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

            The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Portfolio, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

            For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

            Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Broker non-votes will not constitute "yes" or "no" votes for the Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Meeting.

SHAREHOLDINGS INFORMATION

            Holders of record of the shares of the Portfolio on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

            As of the record date, the Wilmington Large Cap Strategic Allocation Portfolio had 6,162,904 shares issued and outstanding, all of which are Institutional Shares. To the best of the knowledge of the Fund, as of the

Record Date, no person owned of record or beneficially more than 5% of the Portfolio's outstanding shares, except as stated in Exhibit B.

            Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Portfolio. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolio held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolio's shares that are issued and outstanding.

            Exhibit C lists the amount of shares of the Portfolio owned directly or indirectly by the Trustees and the amount of the Portfolio's shares owned by the Trustees and officers of the Fund as a group.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

            Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

            No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Fund and/or the Portfolio.

      PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO
               POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           By Order of the Board of Trustees of WT Mutual Fund

                           Leah M. Anderson
                           Secretary

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                               FIRST QUADRANT, LP

            THIS SUB-ADVISORY AGREEMENT is made as of the _________ day of _____________, 2004, among WT Investment Trust I, a Delaware business trust (the "Fund") on behalf of the Large Cap Multi-Manager Series (the "Series") a series of the Fund, Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and First Quadrant, LP, a limited partnership organized under the laws of the state of Delaware (the "Sub-Adviser").

            WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

            WHEREAS, the Adviser acts as the investment adviser for the Series pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Series' assets in portfolio securities; and

            WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

            NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Series which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Series Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Series Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Series with respect to the investments of the Series Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

      a.    The Series' Investment Advisory Agreement;

      b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

      c.    The Fund's Agreement and Declaration of Trust and By-Laws; and

      d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Series, to purchase and to sell securities for the Series Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Series Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Series furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Series Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Series Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Series as contained in the Series' Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Series and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Series Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion, unless the Adviser determines in writing to the Sub-Adviser to retain such authority and discretion itself, to select brokers and dealers (including brokers that may be affiliates of the Adviser or Sub-Adviser) to execute portfolio transactions initiated by the Sub-Adviser, subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees. If applicable, the Adviser will advise the Sub-Adviser of any selection made in writing by it.

      a. In executing portfolio transactions, the Adviser or the Sub-Adviser (as the case may be) will give primary consideration to securing best execution. Consistent with this policy, the Adviser or the Sub-Adviser (as the case may be) may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser or Sub-Adviser may be a party. Therefore, the Adviser or the Sub-Adviser (as the case may be) will be responsible for securing best execution on portfolio transactions initiated by the Sub-Adviser.

      b. If the Adviser retains discretion to select brokers and dealers, the Adviser acknowledges that the price the Series Account pays or receives for a security may be different from the price paid or received by Sub-Adviser's other clients who utilize different brokers than the Series Account.

      c. If the Adviser does not retain the authority and discretion to select brokers and dealers, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Series Account as well as other clients of the Sub-Adviser. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund in respect of the Series and to such other clients.

      d. Each of the Adviser and the Sub-Adviser agree that it will not execute any portfolio transactions for the Series Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Series of the Fund; or (ii) a principal underwriter of the Fund's shares, unless such transactions are executed in accordance with Rule 17e-1 of the 1940 Act and the Fund's Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1.

8. PROXIES. The Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Series Account may be invested from time to time and the Sub-Adviser shall have no authority to vote such proxies, but shall provide such information to the Adviser as reasonably requested by the Adviser for use in voting such proxies.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Series Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Schedule C.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Series Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Series Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Series Account and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Series Account may have an interest from time to time, whether in transactions which involve the Series Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Series Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Series Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, the Series Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Series Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

      a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Series Account as contemplated hereby.

      b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Series Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

      c. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

      a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Series Account as contemplated hereby.

      b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

      a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

      b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

      c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Series Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

      d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and
Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

      e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

      f. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Series.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Series in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Series. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21. TERMINATION.

      a. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Series), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

      b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

26. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                               WT INVESTMENT TRUST I, on behalf of the Large Cap Multi-Manager Series

                               By: _____________________________________________
                               Name: John R. Giles
                               Title: Vice President

                               FIRST QUADRANT, LP

                               By: _____________________________________________
                               Name:
                               Title:

                               RODNEY SQUARE MANAGEMENT CORPORATION

                               By: _____________________________________________
                               Name: Robert J. Christian
                               Title: President

                                   SCHEDULE A

                              OPERATING PROCEDURES

            From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Series Account as if the Series Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Series stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Series Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Series Account:

      1. purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Series Account (1940 Act Section 5(b)(1); IRC Section
            851(b)(4)(a)(ii));

      2.    purchase securities if such purchase would cause:

            a. more than 3% of the outstanding voting stock of any other investment company to be held in the Series Account (1940 Act
                  Section 12(d)(1)(A)(i)),

            b. securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Series Account to be held in the Series Account (1940 Act Section 12(d)(1)(A)(ii)),

            c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Series Account to be held in the Series Account (1940 Act Section
                  12(d)(1)(A)(iii)),

            d. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Series Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act
                  Section 12(d)(1)(C));

      3. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Series Account (1940 Act
            Section 12(d)(2)); or

      4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

            a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

            b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                  (1) immediately after the purchase of any equity security, the Series Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                  (2) immediately after the purchase of any debt security, the Series Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                  (3) immediately after the purchase, not more than 5% of the value of the Series Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. The Sub-Adviser will manage the Series Account so that no more than 10% of the gross income of the Series Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC Sections.512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act Section 2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Series' business of investing in such stock, securities, or currencies (IRC Section 851(b)(2)).

Dated:  ___________, 2004

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records To Be Maintained by the Sub-Adviser:

A. (Rule 31a-1(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Series Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      1.    the name of the broker;

      2. the terms and conditions of the order and of any modification or cancellation thereof;

      3.    the time of entry or cancellation;

      4.    the price at which executed;

            5.    the time of receipt of a report of execution; and

            6. the name of the person who placed the order on behalf of the Series Account.

B.    (Rule 31a-1(b)(9)). A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      1.    shall include the consideration given to:

            a.    the sale of shares of the Fund by brokers or dealers;

            b. the supplying of services or benefits by brokers or dealers to:

                  (1)   the Fund,

                  (2)   the Adviser,

                  (3)   the Sub-Adviser, and

                  (4)   any person other than the foregoing; and

            c. any other consideration other than the technical qualifications of the brokers and dealers as such;

      2.    shall show the nature of the services or benefits made available;

      3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

      4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-1(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
      Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Series Account.

Dated:  __________, 2004

                                   SCHEDULE C

                                  FEE SCHEDULE

            For the services to be provided to the Series pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser an annual fee calculated on the average daily net asset value of the Series Account at the rate determined as follows:

            0.50% at the first $75 million of the assets managed by the Sub-Adviser including the Series Account and certain other assets(1) (the "Sub-Adviser's AUM");

            0.35% at the next $75 million of the Sub-Adviser's AUM;

            0.30% at the next $150 million of the Sub-Adviser's AUM; and

            0.21% at the Sub-Adviser's AUM over $300 million;

            The fee shall be calculated and paid monthly in arrears.



Dated:  ___________, 2004


(1) Certain other assets will include similarly managed assets of the Sub-Adviser in the accounts of clients of the Adviser or any of the Adviser's affiliates.

                                    EXHIBIT B

                  BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF
                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                              (AS OF JUNE 15, 2004)



    PORTFOLIO/NAME AND ADDRESS          NUMBER OF SHARES    PERCENT OF PORTFOLIO
    National Financial Services Corp.    1,212,861.811             19.70%
    For attn to Rich Ricon
    One World Financial Center
    Church Street Station
    PO Box 3908
    New York, NY 10008-3908

                                    EXHIBIT C

                                    SHARES OF
                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND,
                         OWNED BY TRUSTEES AND OFFICERS

            The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in the Portfolio as of June 15, 2004. The information as to beneficial ownership is based on statements furnished to the WT Mutual Fund by each Trustee and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power,
(ii) each Trustee's individual shareholdings of the Portfolio constitutes less than 1% of the outstanding shares of the Portfolio, and (iii) as a group, the Trustees and officers of WT Mutual Fund own less than 1% of the shares of the Portfolio.

                NAME OF TRUSTEE                   NUMBER OF SHARES   PERCENTAGE OF PORTFOLIO
----------------------------------------------    ----------------   -----------------------
Dr. Eric Brucker                                        1191.941           0.02%

    Aggregate Share Ownership of
    Trustees and Officers as a Group 1191.941       0.02%

                                  FORM OF PROXY

                 WILMINGTON LARGE CAP STRATEGIC ALLOCATION FUND

                           A series of WT Mutual Fund

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 29, 2004

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Leah M. Anderson and Charlotta E. Nilsson or any one of them, proxies, with full power of substitution, to vote all shares of the Wilmington Large Cap Strategic Allocation Portfolio of WT Mutual Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Rodney Square Management Corporation, 1100 North Market Street, Wilmington, Delaware 19890, on July 29, 2004 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1 To approve a new investment sub-advisory agreement between WT Investment Trust I (the "Trust"), on behalf of the Large Cap Multi-Manager Series, Rodney Square Management Corporation, and First Quadrant, LP

            FOR  [____]        AGAINST     [_____]        ABSTAIN       [_____]

2 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

            FOR  [____]        AGAINST     [_____]        ABSTAIN       [_____]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 28, 2004.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

____________________________                         ___________________________
Signature                                            Date

____________________________                         ___________________________
Signature (if held jointly)                          Date